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                                                                   EXHIBIT 10.21

                           JetBlue Airways Corporation
                             80-02 Kew Gardens Road
                           Kew Gardens, New York 11415


April 5, 2002

Weston Presidio Capital II, L.P.
Weston Presidio Capital III, L.P.
WPC Entrepreneur Fund, L.P.
Pier 1, Bay 2
San Francisco, California 94111
Attention:  Therese Mrozek, Esq.

Quantum Industrial Partners LDC
c/o Soros Fund Management LLC
888 Seventh Avenue
New York, New York 10106
Attention:  Richard Holahan, Esq.

         RE:  Limitation on Voting by Foreign Owners
              --------------------------------------

Dear Ms. Mrozek and Mr. Holahan:

         As you are aware, federal law requires that not more than 25% of our stock may be voted by non-U.S. citizens. Our bylaws provide that no shares of our capital stock may be voted by or at the direction of non-U.S. citizens unless such shares are registered on a separate stock record, which we refer to as the foreign stock record.

         This letter confirms the agreement by and among JetBlue Airways Corporation (the "Company"), Weston Presidio Capital II, L.P., Weston Presidio Capital III, L.P., WPC Entrepreneur Fund, L.P. (collectively, the "Weston Funds"), and Quantum Industrial Partners LDC ("Quantum", and together with Weston Funds, the "Investors"), that notwithstanding anything to the contrary in the Company's Amended and Restated Certificate of Incorporation and the Company's Amended and Restated Bylaws, each as hereafter amended, the Investors hereby agree as follows:

         As long as the Investors collectively hold more than twenty-five percent (25%) of the outstanding common stock of the Company, then the Investors agree that, regardless of the time at which such Investors register their respective shares on the foreign stock register, the Investors will cooperate with each other, the Company and the registrar of the foreign stock register such that each Investor will register its pro rata portion of shares (based on each such Investor's percentage ownership of the aggregate number of shares owned by the Investors collectively) on the Company's foreign stock record. It is the purpose of this agreement to ensure that the aggregate number of shares of common stock of the Company registered by the Investors on the

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Company's foreign stock record does not exceed twenty-five percent
(25%) of the total outstanding common stock of the Company.



                         Sincerely yours,

                         JETBLUE AIRWAYS CORPORATION


                         By:
                            ----------------------------------------------------
                                  Thomas E. Kelly
                                  Executive Vice President and General Counsel


                         AGREED AND ACCEPTED THIS 5TH DAY OF
                             APRIL, 2002


                         WESTON PRESIDIO CAPITAL II, L.P.

                         By:  Weston Presidio Capital Management II, L.P.

                         By:
                            ----------------------------------------------------
                                  Name:  Michael P. Lazarus
                                  Title: Managing Partner


                         Weston Presidio Capital III, L.P.
                         WPC Entrepreneur Fund, L.P.

                         By:  Weston Presidio Capital Management III, L.P.

                         By:
                            ----------------------------------------------------
                                  Name:  Michael P. Lazarus
                                  Title: Managing Partner

                         QUANTUM INDUSTRIAL PARTNERS LDC


                         By:
                            ----------------------------------------------------
                                  Name:
                                  Title:



                    [SIGNATURE PAGE TO SIDE LETTER AGREEMENT]